SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2007.

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6121 Hollis Street
Emeryville, California 94608
(Address of principal executive offices)

(510) 350-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 4 B Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 15, 2007, BioTime, Inc. (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent accountants. The dismissal of BDO was approved by the Audit Committee of the Company’s Board of Directors.

(b) On February 15, 2007, the Company retained Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as their new independent accountants to audit the Company’s financial statements. The engagement of Rothstein Kass was approved by the Audit Committee of the Company’s Board of Directors. Prior to engaging Rothstein Kass, the Company did not consult with them regarding the application of accounting principles to any specified transaction, either completed or proposed, or with respect to the kind of opinion that might be rendered on the Company’s financial statements, or with respect to any matter described below in the second paragraph of subsection (c) of this report.

(c) During the years ended December 31, 2004 and 2005, BDO’s reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent period up to February 15, 2007 there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BDO would have caused them to make a reference to the subject matter of the disagreement in connection with their report. In addition, during the Company’s two most recent fiscal years and the subsequent period up to February 15, 2007, BDO did not advise the Company that (a) the Company’s internal controls necessary to develop reliable financial statements do not exist, or that (b) the information had come to their attention that led them to no longer be able to rely on management’s representations or that made them unwilling to be associated with the financial statements prepared by management, or that (c) there was a need to expand the scope of the audit, or that information had come to their attention during that time period that would or if further investigated might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that might have precluded the issuance of an unqualified audit report).

Section 9 B Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits
.
(c) Exhibits.

Exhibit Number	Description

16.1	Letter from BDO Seidman, LLP, dated February 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: February 21, 2007	By: /s/ Steven A. Seinberg
Chief Financial Officer

Exhibit Number	Description

16.1	Letter from BDO Seidman, LLP, dated February 16, 2007